Exhibit 99.2
RESTRICTED SHARE AND BONUS AWARD AGREEMENT
     THIS RESTRICTED SHARE AND BONUS AWARD AGREEMENT (the “Agreement”), made effective as of                                         , 2006, between SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the “Corporation”), and                                          (“Participant”).
RECITALS
     In consideration of services to be rendered by the Participant and to provide an incentive to the Participant to remain with the Corporation and its Subsidiaries, it is in the best interests of the Corporation to make a Performance Award to Participant consisting of (i) shares of Restricted Stock under the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan (the “Plan”) which is incorporated herein by reference, and (ii) a cash bonus, in accordance with the terms of this Agreement.
     The Participant hereby acknowledges receipt of a copy of the Plan. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.
     NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Grant of Restricted Shares.
     The Corporation hereby grants to Participant a total of                                          (                    ) shares of the common stock, $.01 par value per share, of the Corporation (the “Restricted Shares”), subject to the transfer restrictions and other conditions set forth in this Agreement.
     The Corporation shall cause the Restricted Shares to be issued and a stock certificate or certificates representing the Restricted Shares to be registered in the name of Participant promptly upon execution of this Agreement, but the stock certificate or certificates shall be delivered to, and held in custody by, the Corporation until the applicable restrictions lapse at the times specified in Section 3 below. On or before the date of execution of this Agreement, Participant shall deliver to the Corporation one or more stock powers endorsed in blank relating to the Restricted Shares, which will permit transfer to the Corporation of all or any portion of the Restricted Shares and any securities constituting Retained Distributions (as defined below in Section 2(a)(ii)) that shall be forfeited or that shall not become vested in accordance with this Agreement.
     2. Restrictions.
     (a) Participant shall have all rights and privileges of a shareholder of the Corporation with respect to the Restricted Shares, including voting rights and the right to receive dividends paid with respect to such shares, except that the following restrictions shall apply, until such time or times as restrictions lapse under Section 3 of this Agreement:
     (i) Participant shall not be entitled to delivery of the certificate or certificates for any of the Restricted Shares until the restrictions imposed by this Agreement have lapsed with respect to those Restricted Shares, at the times defined in Section 3;
     (ii) other than regular cash dividends and such other distributions as the Board of Directors may in its sole discretion designate, the Corporation will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts;
     (iii) the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Participant before these restrictions have lapsed pursuant to Section 3, except with the consent of the Corporation; and
     (iv) the Restricted Shares and Retained Distributions shall be subject to forfeiture upon termination of Participant’s employment with the Corporation to the extent set forth in Section 6 below and upon the breach of any restrictions, terms or conditions of this Agreement.
     Once any portion of Participant’s Restricted Share award has become vested under Section 3, the newly vested shares shall no longer be subject to the preceding restrictions, and shall no longer be considered to be Restricted Shares.
     (b) Any attempt to dispose of Restricted Shares in a manner contrary to the restrictions set forth in this Agreement shall be ineffective.
     3. When Restrictions Lapse.
     The Restricted Shares shall vest and the restrictions set forth in this Agreement shall lapse with respect to such vested shares on March 29, 2008, provided that (i) the Income from Operations of the Corporation, as reported in its audited Consolidated Statement of Operations, has increased during fiscal years 2006 and 2007 (measured as of December 31, 2007) at least an amount equal to 10% compounded annual growth over the amount reported for the 2005 fiscal year, and (ii) Participant is employed by the Corporation or a Subsidiary on such date. The foregoing notwithstanding, in the event of a Change in Control (as defined in the Plan) prior to the date the Restricted Shares vest, all of the Restricted Shares shall vest and the restrictions set forth in this Agreement shall lapse with respect to such vested shares on the date of the Change in Control, provided that Participant is employed by the Corporation or a Subsidiary on the date of the Change in Control.

     4. Issuance of Stock Certificates for Shares.
     The stock certificate or certificates representing the Restricted Shares shall be issued promptly following the execution of this Agreement, and shall be delivered to the Corporate Secretary or such other custodian as may be designated by the Corporation, to be held until the restrictions have lapsed under Section 3. Such stock certificate or certificates shall bear the following legend:
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of a Restricted Share Agreement entered into between the registered owner and Sykes Enterprises, Incorporated. A copy of such Agreement is on file in the offices of, and will be made available for a proper purpose by, the Corporate Secretary of Sykes Enterprises, Incorporated.
     Once the restrictions imposed by this Agreement have lapsed with respect to any portion of the Restricted Shares, upon the written request of Participant, a stock certificate or certificates for such portion of the Restricted Shares shall be returned and exchanged for new stock certificates without the foregoing legend for the newly vested portion of the Restricted Shares. Upon the written request of Participant, the certificates representing the newly vested shares shall be delivered to Participant (or to the person to whom the rights of Participant shall have passed by will or the laws of descent and distribution) promptly after the date on which the restrictions imposed on such shares by this Agreement have lapsed, but not before Participant has made any tax payment to the Corporation or made other arrangements for tax withholding, as required by Section 6. In the event all of some portion of the Restricted Shares vest and the restrictions imposed by this Agreement lapse as a result of a Change in Control as provided in Section 3 above, the certificate for such Restricted Shares shall be delivered promptly after the date of the Change in Control, if such date occurs after the publication of the Corporation’s audited Consolidated Statement of Operations for the prior year, or promptly following such publication, if such Change in Control occurs after the end of the prior year but before such publication.
     5. Cash Bonus. The Corporation shall pay a cash bonus to the Participant, in the amount of                                                              Dollars ($                     “Bonus Amount”) on March 29, 2008, provided that (i) the Income from Operations of the Corporation, as reported in its audited Consolidated Statement of Operations, has increased during fiscal years 2006 and 2007, (measured as of December 31, 2007) at least an amount equal to 10% compounded annual growth over the amount reported for the 2005 fiscal year, and (ii) Participant is employed by the Corporation or a Subsidiary on such date. The foregoing notwithstanding, in the event a Change in Control (as defined in the Plan) triggers the vesting of the Restricted Shares pursuant to the provisions of paragraph 3 above, the Bonus Amount shall be payable on the date that the Restricted Shares vest.
     This Agreement shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and the Participant or

any other person. To the extent that the Participant or any other person acquires a right to receive payments from the Corporation or any Subsidiary pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
     6. Tax Withholding.
     Whenever the restrictions on Participant’s rights to some or all of the Restricted Shares lapse under Section 3 of this Agreement and some or all of the Bonus Amount becomes payable, or upon Participant’s filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares, the Corporation shall notify Participant of the amount of tax which must be withheld by the Corporation under all applicable federal, state and local tax laws. Participant agrees to make arrangements with the Corporation to (a) remit a cash payment of the required amount to the Corporation, (b) to authorize the deduction of such amounts from Participant’s compensation or (c) to otherwise satisfy the applicable tax withholding requirement in a manner satisfactory to the Corporation.
     7. Forfeiture On Termination of Employment.
     If the Participant’s employment with the Corporation or Subsidiary is terminated for any reason, either by the Corporation or Participant, prior to March 29, 2008, any Restricted Shares remaining subject to the restrictions imposed by this Agreement, and any Bonus Amount not then payable, shall be forfeited, unless there shall have been a Change in Control (as defined in the Plan) prior to such date, in which event the provisions of Section 3 and Section 5 shall control.
     8. Agreement Not to Affect Employment.
     Neither this Agreement nor the Restricted Shares granted hereunder shall confer upon Participant any right to continued employment with the Corporation or any Subsidiary, and shall not in any way modify or restrict the Corporation’s or such Subsidiary’s right to terminate such employment.
     9. Agreement Subject to the Plan. This Agreement and the rights and obligations of the parties hereto are subject to and governed by the terms of the Plan as the same may be amended from time to time, the provisions of which are incorporated by reference into this Agreement.
     10. Miscellaneous.
     (a) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.
     (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both of the parties hereto.
     (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

     (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein.
     (e) Except as otherwise herein provided, this Agreement shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and of Participant and Participant’s personal representatives.
     (f) This Agreement may be executed by either of the parties (the “Originating Party”) and transmitted to the other party (the “Receiving Party”) by facsimile, telecopy, telex or other form of written electronic transmission, and, upon confirmation of receipt thereof by the Receiving Party, this Agreement shall be deemed to have been duly executed by the Originating Party. Upon the request of the Receiving Party, the Originating Party shall provide the Receiving Party with an executed duplicate original of this Agreement.
     IN WITNESS WHEREOF, the parties have executed this Restricted Share Agreement effective as of the date and year first above written.

SYKES ENTERPRISES, INCORPORATED

By:

PARTICIPANT